Exhibit 99.1
    NASDAQ: WASH
Media Contact: Kathleen Hart
VP, Public Relations Manager
Telephone: (401) 348-1495
E-mail: kahart@washtrust.com
Date: July 20, 2026
FOR IMMEDIATE RELEASE

Washington Trust Reports Second Quarter 2026 Results

WESTERLY, R.I., July 20, 2026 (PR NEWSWIRE)…Washington Trust Bancorp, Inc. (Nasdaq: WASH; “Washington Trust” or the “Corporation”), today reported second quarter 2026 net income of $16.0 million, or $0.83 per diluted share, up by $3.4 million, or $0.17 per diluted share, from the preceding quarter. Compared to the second quarter of 2025, net income was up by $2.7 million, or $0.15 per diluted share.

“We are pleased with our second quarter performance, as strong execution across the company drove higher profitability, and solid loan and deposit growth,” said Washington Trust Chairman and Chief Executive Officer Edward O. “Ned” Handy III. “The success of our institutional banking team was a key highlight of the quarter, helping drive growth in our commercial and industrial loan portfolio and also contributing meaningfully to overall deposits. Combined with our strong capital position, these results reinforce our confidence in the outlook for the remainder of 2026 and our ability to deliver sustainable, profitable growth.”

SECOND QUARTER HIGHLIGHTS (Q2 2026 vs. Q1 2026, unless otherwise noted):
•Returns on average equity and average assets were 11.61% and 0.99% for the second quarter.
•Net interest margin ("NIM") was 2.73%, up by 10 basis points.
•The provision for credit losses was $1.6 million for the second quarter.
•Wealth management revenues increased by 5%.
•Mortgage banking revenues were up by 14%.
•Loan balances were up by 2% from March 31, 2026.
•Deposits were up by 4% from March 31, 2026.
•Capital ratios remained strong, with a common equity tier 1 ratio of 11.89% at June 30, 2026.

Washington Trust
July 20, 2026
RESULTS OF OPERATIONS (Q2 2026 vs. Q1 2026, unless otherwise noted):
Net Interest Income
Net interest income was up by $1.3 million, or 3%, and NIM was up by 10 basis points. Compared to the second quarter of 2025, net interest income was up by $4.6 million, or 12%, and NIM was up by 37 basis points.
•As of May 1, 2026, the remaining deferred loss from a previously terminated cash flow hedge was fully amortized, eliminating this expense from the Bank's ongoing run rate. The second quarter reflected approximately two months of benefit from the cessation of this amortization, contributing $1.4 million to net interest income and 9 basis points to NIM. Beginning in third quarter, there will be no amortization expense and the Bank’s results will reflect a permanent improvement to its earnings and margin run rate.
•Average interest-earning assets decreased by $95 million, and the yield was up by 4 basis points.
•Average interest-bearing liabilities decreased by $122 million, and the rate was down by 5 basis points.

Noninterest Income
Noninterest income was up by $1.4 million, or 8%. Compared to the second quarter of 2025, noninterest income was up by $1.6 million, or 9%.
•Wealth management revenues increased by $554 thousand, or 5%. This included an increase of $265 thousand in transaction-based revenues, which was concentrated in seasonal tax servicing fee income. Asset-based revenues were up by $289 thousand, or 3%. Compared to the second quarter of 2025, wealth management revenues increased by $1.1 million, or 11%.
•Mortgage banking revenues were up by $428 thousand, or 14%, largely driven by higher sales volume. Compared to the second quarter of 2025, mortgage banking revenues were also up by 14%.
•Loan related derivative income totaled $583 thousand, up by $356 thousand.

Noninterest Expense
Noninterest expense was up by $832 thousand, or 2%. Compared to the second quarter of 2025, noninterest expense was up by $2.1 million, or 6%.
•Salaries and employee benefits expense increased by $972 thousand, or 4%, reflecting staffing additions in our commercial and retail banking business lines, as well as volume- and performance-related compensation changes. Compared to the second quarter of 2025, salaries and employee benefits expense increased by $2.3 million, or 10%, reflecting annual merit and staffing increases, including the addition of resources in our commercial banking and wealth management business lines.
•All other categories of noninterest expenses decreased by a net $140 thousand. Compared to the second quarter of 2025, these were down by a net $220 thousand.

Income Tax
Income tax expense was up by $824 thousand. The effective tax rate was 21.2%, compared to 21.6%. The Corporation expects its full-year 2026 effective tax rate to be approximately 21.5%.

Washington Trust
July 20, 2026
FINANCIAL CONDITION (Jun 30, 2026 vs. Mar 31, 2026, unless otherwise noted):
Investment Securities
The securities portfolio totaled $885 million, down by $27 million, or 3%, and remained at 14% of total assets.

Loans
Total loans amounted to $5.1 billion, up by $88 million, or 2%.
•Commercial loans increased by $63 million, or 2%, driven by growth in the commercial & industrial loan portfolio, primarily from our institutional banking team.
•Residential real estate loans increased by $13 million, or 1%.
•Consumer loans increased by $12 million, or 4%.

Deposits and Borrowings
Total deposits amounted to $5.4 billion, and were up by $194 million, or 4%. Compared to June 30, 2025, deposits were up by $314 million, or 6%.

There were no wholesale brokered deposits at June 30, 2026 or March 31, 2026, compared to $2 million at June 30, 2025.

FHLB advances totaled $456 million, and were down by $120 million, or 21%. Compared to June 30, 2025, FHLB advances were down by $545 million, or 54%.

Contingent liquidity amounted to $2.1 billion at June 30, 2026 and consisted of available cash, unencumbered securities, and unused collateralized borrowing capacity.

Capital and Dividends
Total shareholders' equity was $553.5 million, up by $6.8 million, or 1%.
•The Board of Directors declared a quarterly dividend of 56 cents per share for the second quarter. The dividend was paid on July 10, 2026 to shareholders of record on July 1, 2026.
•Capital levels exceeded the regulatory minimum levels to be considered well capitalized, with a common equity tier 1 ratio of 11.89%, compared to 11.99%.
•Book value per share was $29.02, compared to $28.72.

ASSET QUALITY (Jun 30, 2026 vs. Mar 31, 2026, unless otherwise noted):
Nonaccrual loans were $39.8 million, or 0.78% of total loans, down from $40.4 million, or 0.81%.

Past due loans were $41.4 million, or 0.81% of total loans, up from $16.4 million, or 0.33%. The increase was attributable to a single commercial real estate office loan that had already been placed on nonaccrual status in the preceding quarter and did not reflect broader deterioration in portfolio credit quality during the quarter.

The provision for credit losses totaled $1.6 million in the second quarter, compared to $4.0 million in the prior quarter. The

Washington Trust
July 20, 2026
second quarter provision provided for loan growth and an increase in specific reserves. The Corporation recorded $55 thousand of net charge-offs in the second quarter, compared to $10 thousand of net charge-offs in the preceding quarter.

The allowance for credit losses ("ACL") on loans amounted to $42.6 million, or 0.83% of total loans, compared to $41.1 million, or 0.82%.

Conference Call
Washington Trust will host a conference call to discuss its second quarter results, business highlights, and outlook on July 21, 2026, at 8:30 a.m. (Eastern Time). Individuals may dial in to the call at 1-833-461-5787 and enter Meeting ID 369767940. A replay of the call will be available on Washington Trust's investor relations website, https://ir.washtrust.com, in the events section under “Q2 - 2026 Washington Trust Bancorp, Inc. Earnings Conference Call Webcast”.

Washington Trust
July 20, 2026
Background
Washington Trust Bancorp, Inc. is the parent of The Washington Trust Company. Founded in 1800, Washington Trust is the oldest community bank in the nation, the largest state-chartered bank headquartered in Rhode Island and one of the Northeast's premier financial services companies. Washington Trust offers a full range of financial services, including commercial banking, mortgage banking, personal banking, and wealth management and trust services through its offices located in Rhode Island, Connecticut, and Massachusetts. The Corporation’s common stock trades on NASDAQ under the symbol WASH. Investor information is available on the Corporation’s website at https://ir.washtrust.com.

Forward-Looking Statements
This press release contains statements that are “forward-looking statements.” We may also make forward-looking statements in other documents we file with the U.S. Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors, or employees. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters. You should not rely on forward-looking statements, because they involve known and unknown risks, uncertainties, and other factors, some of which are beyond our control. These risks, uncertainties, and other factors may cause our actual results, performance, or achievements to be materially different from the anticipated future results, performance, or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include the following:
•changes in general business and economic conditions (including the impact of ongoing armed conflicts, tariffs, inflation, future U.S government shutdowns, and concerns about liquidity) on a national basis and in the local markets in which we operate;
•interest rate changes or volatility, as well as changes in the balance and mix of loans and deposits;
•changes in customer behavior due to political, business and economic conditions;
•changes in loan demand and collectability;
•the possibility that future credit losses are higher than currently expected due to changes in economic assumptions or adverse economic developments;
•ongoing volatility in national and international financial markets;
•reductions in the market value or outflows of wealth management assets under administration;
•decreases in the value of securities and other assets;
•increases in defaults and charge-off rates;
•changes in the size and nature of our competition;
•changes in, and evolving interpretations of, existing and future laws, rules and regulations;
•changes in accounting principles, policies and guidelines;
•operational risks including, but not limited to, changes in information technology, cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest and future pandemics;
•regulatory, litigation and reputational risks; and
•changes in the assumptions used in making such forward-looking statements.

In addition, the factors described under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our Quarterly Reports on Form 10-Q and other filings submitted to the SEC, may result in these differences. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. The forward-looking statements in this report were based on information, plans, and estimates at the date of this report, and we assume no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Supplemental Information - Explanation of Non-GAAP Financial Measures
In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures. Washington Trust's management believes that the supplemental non-GAAP information, such as adjusted noninterest income, adjusted noninterest expense, adjusted income before income taxes, adjusted income tax expense, adjusted net income, adjusted diluted earnings per common share, adjusted return on average assets, adjusted return on average equity, and adjusted efficiency ratio, as well as measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; Dollars in thousands)
				Jun 30, 2026 vs. Mar 31, 2026		Jun 30, 2026 vs. Jun 30, 2025
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	$	%	$	%
Assets:
Cash and due from banks	$26,443	$27,781	$43,997	(1,338)	(4.8%)	($17,554)	(39.9%)
Interest-earning deposits with correspondent banks	89,069	60,090	119,582	28,979	48.2	(30,513)	(25.5)
Short-term investments	11,883	12,313	4,145	(430)	(3.5)	7,738	186.7
Mortgage loans held for sale, at fair value	33,608	32,127	35,681	1,481	4.6	(2,073)	(5.8)
Available for sale debt securities, at fair value	885,321	911,958	971,341	(26,637)	(2.9)	(86,020)	(8.9)
Federal Home Loan Bank stock, at cost	23,809	28,273	45,273	(4,464)	(15.8)	(21,464)	(47.4)
Loans:
Total loans	5,103,069	5,014,885	5,140,260	88,184	1.8	(37,191)	(0.7)
Less: allowance for credit losses on loans	42,571	41,126	41,059	1,445	3.5	1,512	3.7
Net loans	5,060,498	4,973,759	5,099,201	86,739	1.7	(38,703)	(0.8)
Premises and equipment, net	26,171	25,900	25,574	271	1.0	597	2.3
Operating lease right-of-use assets	35,029	35,855	35,578	(826)	(2.3)	(549)	(1.5)
Investment in bank-owned life insurance	116,914	116,010	113,372	904	0.8	3,542	3.1
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	3,992	4,148	2,478	(156)	(3.8)	1,514	61.1
Other assets	171,258	167,073	185,036	4,185	2.5	(13,778)	(7.4)
Total assets	$6,547,904	$6,459,196	$6,745,167	$88,708	1.4%	($197,263)	(2.9%)
Liabilities:
Deposits:
Noninterest-bearing deposits	$644,011	$585,415	$646,584	$58,596	10.0%	($2,573)	(0.4%)
Interest-bearing deposits	4,714,862	4,579,218	4,398,664	135,644	3.0	316,198	7.2
Total deposits	5,358,873	5,164,633	5,045,248	194,240	3.8	313,625	6.2
Federal Home Loan Bank advances	456,000	576,000	1,001,000	(120,000)	(20.8)	(545,000)	(54.4)
Junior subordinated debentures	22,681	22,681	22,681	—	—	—	—
Operating lease liabilities	37,935	38,724	38,299	(789)	(2.0)	(364)	(1.0)
Other liabilities	118,892	110,385	110,420	8,507	7.7	8,472	7.7
Total liabilities	5,994,381	5,912,423	6,217,648	81,958	1.4	(223,267)	(3.6)
Shareholders’ Equity:
Common stock	1,223	1,223	1,223	—	—	—	—
Paid-in capital	198,088	198,654	197,392	(566)	(0.3)	696	0.4
Retained earnings	449,650	444,508	437,520	5,142	1.2	12,130	2.8
Accumulated other comprehensive loss	(77,360)	(78,435)	(95,949)	1,075	1.4	18,589	19.4
Treasury stock, at cost	(18,078)	(19,177)	(12,667)	1,099	5.7	(5,411)	(42.7)
Total shareholders’ equity	553,523	546,773	527,519	6,750	1.2	26,004	4.9
Total liabilities and shareholders’ equity	$6,547,904	$6,459,196	$6,745,167	$88,708	1.4%	($197,263)	(2.9%)

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; Dollars and shares in thousands, except per share amounts)
				Q2 2026 vs. Q1 2026		Q2 2026 vs. Q2 2025
	Q2 2026	Q1 2026	Q2 2025	$	%	$	%
Interest income:
Interest and fees on loans	$64,711	$64,338	$67,345	$373	0.6%	($2,634)	(3.9%)
Interest on mortgage loans held for sale	478	375	442	103	27.5	36	8.1
Taxable interest on debt securities	8,468	8,768	9,230	(300)	(3.4)	(762)	(8.3)
Nontaxable interest on debt securities	8	7	8	1	14.3	—	—
Dividends on Federal Home Loan Bank stock	506	585	792	(79)	(13.5)	(286)	(36.1)
Other interest income	998	909	1,029	89	9.8	(31)	(3.0)
Total interest and dividend income	75,169	74,982	78,846	187	0.2	(3,677)	(4.7)
Interest expense:
Deposits	27,567	27,370	30,864	197	0.7	(3,297)	(10.7)
Federal Home Loan Bank advances	5,491	6,777	10,451	(1,286)	(19.0)	(4,960)	(47.5)
Junior subordinated debentures	308	310	346	(2)	(0.6)	(38)	(11.0)
Total interest expense	33,366	34,457	41,661	(1,091)	(3.2)	(8,295)	(19.9)
Net interest income	41,803	40,525	37,185	1,278	3.2	4,618	12.4
Provision for credit losses	1,600	4,000	600	(2,400)	(60.0)	1,000	166.7
Net interest income after provision for credit losses	40,203	36,525	36,585	3,678	10.1	3,618	9.9
Noninterest income:
Wealth management revenues	11,201	10,647	10,120	554	5.2	1,081	10.7
Mortgage banking revenues	3,473	3,045	3,034	428	14.1	439	14.5
Card interchange fees	1,305	1,385	1,247	(80)	(5.8)	58	4.7
Service charges on deposit accounts	842	785	808	57	7.3	34	4.2
Loan related derivative income	583	227	676	356	156.8	(93)	(13.8)
Income from bank-owned life insurance	904	885	826	19	2.1	78	9.4
Other income	354	329	367	25	7.6	(13)	(3.5)
Total noninterest income	18,662	17,303	17,078	1,359	7.9	1,584	9.3
Noninterest expense:
Salaries and employee benefits	25,312	24,340	23,025	972	4.0	2,287	9.9
Outsourced services	4,266	4,383	4,404	(117)	(2.7)	(138)	(3.1)
Net occupancy	2,735	2,890	2,662	(155)	(5.4)	73	2.7
Equipment	887	903	930	(16)	(1.8)	(43)	(4.6)
Legal, audit, and professional fees	824	936	726	(112)	(12.0)	98	13.5
FDIC deposit insurance costs	952	935	1,235	17	1.8	(283)	(22.9)
Advertising and promotion	771	547	717	224	41.0	54	7.5
Amortization of intangibles	156	155	203	1	0.6	(47)	(23.2)
Other expenses	2,694	2,676	2,628	18	0.7	66	2.5
Total noninterest expense	38,597	37,765	36,530	832	2.2	2,067	5.7
Income before income taxes	20,268	16,063	17,133	4,205	26.2	3,135	18.3
Income tax expense	4,287	3,463	3,888	824	23.8	399	10.3
Net income	$15,981	$12,600	$13,245	$3,381	26.8%	$2,736	20.7%

Weighted avg common shares outstanding - basic	19,064	19,039	19,285
Weighted avg common shares outstanding - diluted	19,204	19,173	19,374

Per share information:
Basic earnings per common share	$0.84	$0.66	$0.69	$0.18	27.3%	$0.15	21.7%
Diluted earnings per common share	$0.83	$0.66	$0.68	$0.17	25.8%	$0.15	22.1%
Cash dividends declared	$0.56	$0.56	$0.56	$—	—%	$—	—%

Washington Trust Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; Dollars and shares in thousands, except per share amounts)
			Change
For the Six Months Ended Jun 30,	2026	2025	$	%
Interest income:
Interest and fees on loans	$129,049	$134,001	($4,952)	(3.7%)
Interest on mortgage loans held for sale	853	1,400	(547)	(39.1)
Taxable interest on debt securities	17,236	18,057	(821)	(4.5)
Nontaxable interest on debt securities	15	15	—	—
Dividends on Federal Home Loan Bank stock	1,091	1,814	(723)	(39.9)
Other interest income	1,907	3,022	(1,115)	(36.9)
Total interest and dividend income	150,151	158,309	(8,158)	(5.2)
Interest expense:
Deposits	54,937	62,612	(7,675)	(12.3)
Federal Home Loan Bank advances	12,268	21,397	(9,129)	(42.7)
Junior subordinated debentures	618	693	(75)	(10.8)
Total interest expense	67,823	84,702	(16,879)	(19.9)
Net interest income	82,328	73,607	8,721	11.8
Provision for credit losses	5,600	1,800	3,800	211.1
Net interest income after provision for credit losses	76,728	71,807	4,921	6.9
Noninterest income:
Wealth management revenues	21,848	20,011	1,837	9.2
Mortgage banking revenues	6,518	5,338	1,180	22.1
Card interchange fees	2,690	2,756	(66)	(2.4)
Service charges on deposit accounts	1,627	1,552	75	4.8
Loan related derivative income	810	777	33	4.2
Income from bank-owned life insurance	1,789	1,595	194	12.2
Gain on sale of bank-owned properties, net	—	6,994	(6,994)	(100.0)
Other income	683	698	(15)	(2.1)
Total noninterest income	35,965	39,721	(3,756)	(9.5)
Noninterest expense:
Salaries and employee benefits	49,652	45,447	4,205	9.3
Outsourced services	8,649	8,750	(101)	(1.2)
Net occupancy	5,625	5,403	222	4.1
Equipment	1,790	1,821	(31)	(1.7)
Legal, audit, and professional fees	1,760	1,476	284	19.2
FDIC deposit insurance costs	1,887	2,497	(610)	(24.4)
Advertising and promotion	1,318	1,127	191	16.9
Amortization of intangibles	311	407	(96)	(23.6)
Pension plan settlement charge	—	6,436	(6,436)	(100.0)
Other expenses	5,370	5,362	8	0.1
Total noninterest expense	76,362	78,726	(2,364)	(3.0)
Income before income taxes	36,331	32,802	3,529	10.8
Income tax expense	7,750	7,378	372	5.0
Net income	$28,581	$25,424	$3,157	12.4%

Weighted avg common shares outstanding - basic	19,051	19,280
Weighted avg common shares outstanding - diluted	19,189	19,372

Per share information:
Basic earnings per common share	$1.50	$1.32	$0.18	13.6%
Diluted earnings per common share	$1.49	$1.31	$0.18	13.7%
Cash dividends declared	$1.12	$1.12	$—	—%

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026 vs. Mar 31, 2026		Jun 30, 2026 vs. Jun 30, 2025
Share and Equity Related Data:
Book value per share	$29.02	$28.72	$27.36	$0.30	1.0%	$1.66	6.1%
Tangible book value per share (non-GAAP) (1)	$25.46	$25.14	$23.91	$0.32	1.3%	$1.55	6.5%
Market value per share	$36.48	$33.46	$28.28	$3.02	9.0%	$8.20	29.0%
Shares issued at end of period	19,562	19,562	19,562	— shs	—%	— shs	—%
Shares outstanding at end of period	19,071	19,041	19,283	30 shs	0.2%	(212) shs	(1.1%)

Capital Ratios (2):
Tier 1 risk-based capital	12.36%	12.46%	12.17%	(10) bps		19 bps
Total risk-based capital	13.28%	13.38%	13.06%	(10) bps		22 bps
Tier 1 leverage ratio	9.02%	8.80%	8.66%	22 bps		36 bps
Common equity tier 1	11.89%	11.99%	11.71%	(10) bps		18 bps

Balance Sheet Ratios:
Equity to assets	8.45%	8.47%	7.82%	(2) bps		63 bps
Tangible equity to tangible assets (non-GAAP) (1)	7.49%	7.49%	6.90%	— bps		59 bps
Loans to deposits (3)	95.1%	96.9%	101.8%	(180) bps		(670) bps

				Q2 2026		For the Six Months Ended		YTD 2026
	Q2 2026	Q1 2026	Q2 2025	vs. Q1 2026 (bps)	vs. Q2 2025 (bps)	Jun 30, 2026	Jun 30, 2025	vs. 2025 (bps)
Performance Ratios (4):
Net interest margin (5)	2.73%	2.63%	2.36%	10	37	2.68%	2.32%	36

Return on average assets (6)	0.99%	0.78%	0.80%	21	19	0.88%	0.76%	12
Adjusted return on average assets (non-GAAP) (1)	0.99%	0.78%	0.80%	21	19	0.88%	0.75%	13
Return on average tangible assets (non-GAAP) (1)	1.00%	0.79%	0.81%	21	19	0.89%	0.76%	13

Return on average equity (7)	11.61%	9.23%	10.14%	238	147	10.43%	9.89%	54
Adjusted return on average equity (non-GAAP) (1)	11.61%	9.23%	10.14%	238	147	10.43%	9.73%	70
Return on average tangible equity (non-GAAP) (1)	13.24%	10.53%	11.62%	271	162	11.89%	11.16%	73

Efficiency ratio (8)	63.8%	65.3%	67.3%	(150)	(350)	64.6%	69.5%	(490)
Adjusted efficiency ratio (non-GAAP) (1)	63.8%	65.3%	67.3%	(150)	(350)	64.6%	68.0%	(340)
(1)See the section labeled “Supplemental Information - Calculation of Non-GAAP Financial Measures” at the end of this document.
(2)Estimated for Jun 30, 2026 and actuals for prior periods.
(3)Period-end balances of net loans and mortgage loans held for sale as a percentage of total deposits.
(4)Annualized based on the actual number of days in the period.
(5)Fully taxable equivalent (FTE) net interest income as a percentage of average-earnings assets.
(6)Net income divided by average assets.
(7)Net income divided by average equity.
(8)Total noninterest expense as percentage of total revenues (net interest income and noninterest income).

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars in thousands)
				Q2 2026 vs. Q1 2026		Q2 2026 vs. Q2 2025
	Q2 2026	Q1 2026	Q2 2025	$	%	$	%
Wealth Management Results
Wealth Management Revenues:
Asset-based revenues	$10,869	$10,580	$9,745	$289	2.7%	$1,124	11.5%
Transaction-based revenues	332	67	375	265	395.5	(43)	(11.5)
Total wealth management revenues	$11,201	$10,647	$10,120	$554	5.2%	$1,081	10.7%

Assets Under Administration (AUA):
Market value at the end of the period (1)	$7,916,933	$7,495,602	$7,181,715	$421,331	5.6%	$735,218	10.2%

Percentage of AUA that are managed assets	91%	91%	91%

Mortgage Banking Results
Mortgage Banking Revenues:
Realized gains on loan sales, net (2)	$2,733	$2,370	$2,460	$363	15.3%	$273	11.1%
Changes in fair value, net (3)	226	164	19	62	37.8	207	1089.5
Loan servicing fee income, net (4)	514	511	555	3	0.6	(41)	(7.4)
Total mortgage banking revenues	$3,473	$3,045	$3,034	$428	14.1%	$439	14.5%

Residential Mortgage Loan Originations:
Originations for retention in portfolio (5)	$78,934	$36,813	$51,331	$42,121	114.4%	$27,603	53.8%
Originations for sale to secondary market (6)	137,134	118,351	130,212	18,783	15.9	6,922	5.3
Total mortgage loan originations	$216,068	$155,164	$181,543	$60,904	39.3%	$34,525	19.0%

Percentage of originations for sale to total mortgage loan originations	63%	76%	72%

Residential Mortgage Loans Sold:
Sold with servicing rights retained	$7,586	$4,670	$7,762	$2,916	62.4%	($176)	(2.3%)
Sold with servicing rights released (6)	128,535	116,853	109,013	11,682	10.0	19,522	17.9
Total mortgage loans sold	$136,121	$121,523	$116,775	$14,598	12.0%	$19,346	16.6%
(1)Includes the impact of $195 million of managed assets acquired from Lighthouse Financial Management, LLC on Jul 31, 2025.
(2)Includes gains on loan sales, commission income on loans originated for others, servicing right gains, and gains (losses) on forward loan commitments.
(3)Represents fair value changes on mortgage loans held for sale and forward loan commitments.
(4)Represents loan servicing fee income, net of servicing right amortization and valuation adjustments.
(5)Includes the full commitment amount of homeowner construction loans.
(6)Includes brokered loans (loans originated for others).

Washington Trust Bancorp, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited; Dollars in thousands)
			Change
For the Six Months Ended Jun 30,	2026	2025	$	%
Wealth Management Results
Wealth Management Revenues:
Asset-based revenues	$21,449	$19,514	$1,935	9.9%
Transaction-based revenues	399	497	(98)	(19.7)
Total wealth management revenues	$21,848	$20,011	$1,837	9.2%

Assets Under Administration (AUA):
Market value at the end of the period (1)	$7,916,933	$7,181,715	$735,218	10.2%

Percentage of AUA that are managed assets	91%	91%

Mortgage Banking Results
Mortgage Banking Revenues:
Realized gains on loan sales, net (2)	$5,103	$4,035	$1,068	26.5%
Changes in fair value, net (3)	390	152	238	156.6
Loan servicing fee income, net (4)	1,025	1,151	(126)	(10.9)
Total mortgage banking revenues	$6,518	$5,338	$1,180	22.1%

Residential Mortgage Loan Originations:
Originations for retention in portfolio (5)	$115,747	$78,993	$36,754	46.5%
Originations for sale to secondary market (6)	255,485	205,731	49,754	24.2
Total mortgage loan originations	$371,232	$284,724	$86,508	30.4%

Percentage of originations for sale to total mortgage loan originations	69%	72%

Residential Mortgage Loans Sold:
Sold with servicing rights retained	$12,256	$24,581	($12,325)	(50.1%)
Sold with servicing rights released (6)	245,388	167,693	77,695	46.3
Total mortgage loans sold	$257,644	$192,274	$65,370	34.0%
(1)Includes the impact of $195 million of managed assets acquired from Lighthouse Financial Management, LLC on Jul 31, 2025.
(2)Includes gains on loan sales, commission income on loans originated for others, servicing right gains, and gains (losses) on forward loan commitments.
(3)Represents fair value changes on mortgage loans held for sale and forward loan commitments.
(4)Represents loan servicing fee income, net of servicing right amortization and valuation adjustments.
(5)Includes the full commitment amount of homeowner construction loans.
(6)Includes brokered loans (loans originated for others).

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD LOAN COMPOSITION
(Unaudited; Dollars in thousands)
				Jun 30, 2026 vs. Mar 31, 2026		Jun 30, 2026 vs. Jun 30, 2025
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	$	%	$	%
Loans:
Commercial real estate (1)	$2,050,249	$2,084,804	$2,178,925	($34,555)	(1.7%)	($128,676)	(5.9%)
Commercial & industrial	665,855	568,177	547,318	97,678	17.2	118,537	21.7
Total commercial	2,716,104	2,652,981	2,726,243	63,123	2.4	(10,139)	(0.4)

Residential real estate (2)	2,042,406	2,029,092	2,096,250	13,314	0.7	(53,844)	(2.6)

Home equity	328,802	316,353	300,917	12,449	3.9	27,885	9.3
Other	15,757	16,459	16,850	(702)	(4.3)	(1,093)	(6.5)
Total consumer	344,559	332,812	317,767	11,747	3.5	26,792	8.4
Total loans	$5,103,069	$5,014,885	$5,140,260	$88,184	1.8%	($37,191)	(0.7%)
(1)Commercial real estate loans consist of commercial mortgages and construction and development loans. Commercial mortgages are loans secured by income producing property.
(2)Residential real estate loans consist of mortgage and homeowner construction loans secured by one- to four-family residential properties.

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD LOAN COMPOSITION
(Unaudited; Dollars in thousands)
	Jun 30, 2026		Dec 31, 2025		Balance Change
	Balance	% of Total	Balance	% of Total	$	%
Commercial Real Estate Portfolio Segmentation:
Multi-family	$644,249	31%	$667,388	31%	($23,139)	(3.5%)
Retail	420,295	20	436,961	20	(16,666)	(3.8)
Industrial and warehouse	325,720	16	380,403	17	(54,683)	(14.4)
Hospitality	242,261	12	230,549	11	11,712	5.1
Office	212,074	10	237,706	11	(25,632)	(10.8)
Healthcare Facility	132,488	6	156,871	7	(24,383)	(15.5)
Mixed-use	28,349	1	26,440	1	1,909	7.2
Other	44,813	4	47,667	2	(2,854)	(6.0)
Total commercial real estate loans	$2,050,249	100%	$2,183,985	100%	($133,736)	(6.1%)

Commercial & Industrial Portfolio Segmentation:
Healthcare and social assistance	$150,391	23%	$150,061	27%	$330	0.2%
Educational services	135,253	20	54,245	10	81,008	149.3
Retail trade	71,933	11	48,289	9	23,644	49.0
Transportation and warehousing	55,038	8	55,315	10	(277)	(0.5)
Accommodation and food services	32,585	5	26,431	5	6,154	23.3
Manufacturing	27,592	4	23,714	4	3,878	16.4
Finance and insurance	27,017	4	22,727	4	4,290	18.9
Arts, entertainment, and recreation	24,306	4	22,043	4	2,263	10.3
Information	21,196	3	21,843	4	(647)	(3.0)
Professional, scientific, and technical services	20,936	3	12,490	2	8,446	67.6
Real estate rental and leasing	20,600	3	57,113	10	(36,513)	(63.9)
Public administration	6,026	1	1,448	—	4,578	316.2
Other	72,982	11	68,363	11	4,619	6.8
Total commercial & industrial loans	$665,855	100%	$564,082	100%	$101,773	18.0%

			Weighted Average		Asset Quality			Supplemental - Nonaccrual (included in Classified)
	Balance (2) (3)	Average Loan Size (4)	Loan to Value	Debt Service Coverage	Pass	Special Mention	Classified
Non-Owner Occupied Commercial Real Estate Office (inclusive of Construction):
Class A	$71,256	$11,931	58%	1.65x	$42,812	$—	$28,444	$22,349
Class B	70,313	3,516	54%	1.48x	66,563	3,750	—	—
Class C	10,333	1,476	56%	1.34x	10,333	—	—	—
Medical Office	25,694	6,424	54%	1.66x	25,694	—	—	—
Lab Space	34,478	18,288	103%	—x	—	27,904	6,574	6,574
Total office at Jun 30, 2026 (1)	$212,074	$5,500	64%	1.30x	$145,402	$31,654	$35,018	$28,923
Total office at Mar 31, 2026	$231,007	$5,567	64%	1.29x	$164,665	$31,294	$35,048	$28,923
Jun 30, 2026 vs. Mar 31, 2026	($18,933)	($67)	—%	0.01x	($19,263)	$360	($30)	$—
(1)Approximately 62% of the total commercial real estate office balance of $212 million is secured by income producing properties located in suburban areas. Additionally, approximately 57% of the total commercial real estate office balance is scheduled to mature before Jun 30, 2028.
(2)Balance of commercial real estate office consists of 39 loans as of Jun 30, 2026.
(3)Does not include $2.4 million of unfunded commitments as of Jun 30, 2026.
(4)Total commitment (outstanding loan balance plus unfunded commitments) divided by number of loans.

Washington Trust Bancorp, Inc. and Subsidiaries
END OF PERIOD DEPOSIT COMPOSITION & CONTINGENT LIQUIDITY
(Unaudited; Dollars in thousands)
				Jun 30, 2026 vs. Mar 31, 2026		Jun 30, 2026 vs. Jun 30, 2025
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	$	%	$	%
Deposits:
Noninterest-bearing demand deposits	$644,011	$585,415	$646,584	$58,596	10.0%	($2,573)	(0.4%)
Interest-bearing demand deposits (in-market)	745,273	758,524	668,483	(13,251)	(1.7)	76,790	11.5
NOW accounts	701,615	690,987	680,246	10,628	1.5	21,369	3.1
Money market accounts	1,270,616	1,132,421	1,147,792	138,195	12.2	122,824	10.7
Savings accounts	863,856	830,855	693,055	33,001	4.0	170,801	24.6
Time deposits (in-market)	1,133,502	1,166,431	1,207,255	(32,929)	(2.8)	(73,753)	(6.1)
In-market deposits	5,358,873	5,164,633	5,043,415	194,240	3.8	315,458	6.3
Wholesale brokered time deposits	—	—	1,833	—	—	(1,833)	(100.0)
Total deposits	$5,358,873	$5,164,633	$5,045,248	$194,240	3.8%	$313,625	6.2%

	Jun 30, 2026	Dec 31, 2025	Jun 30, 2026 vs. Dec 31, 2025
Contingent Liquidity:
Federal Home Loan Bank of Boston	$1,448,030	$1,356,005	$92,025	6.8%
Federal Reserve Bank of Boston	98,557	104,379	(5,822)	(5.6)
Available cash liquidity (1)	42,678	17,460	25,218	144.4
Unencumbered securities	494,925	539,830	(44,905)	(8.3)
Total	$2,084,190	$2,017,674	$66,516	3.3%
(1)    Available cash liquidity excludes amounts restricted for collateral purposes and designated for operating needs.

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)

						Jun 30, 2026 vs.
			Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026 (bps)	Jun 30, 2025 (bps)
Asset Quality Ratios:
Nonperforming assets to total assets			0.61%	0.63%	0.39%	(2)	22
Nonaccrual loans to total loans			0.78%	0.81%	0.51%	(3)	27
Total past due loans to total loans			0.81%	0.33%	0.27%	48	54
ACL on loans to nonaccrual loans			106.92%	101.70%	157.27%	522	(5,035)
ACL on loans to total loans			0.83%	0.82%	0.80%	1	3

				Jun 30, 2026 vs. Mar 31, 2026		Jun 30, 2026 vs. Jun 30, 2025
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	$	%	$	%
Nonperforming Assets:
Commercial real estate	$28,923	$28,923	$4,276	$—	—%	$24,647	576.4%
Commercial & industrial	126	126	9,711	—	—	(9,585)	(98.7)
Total commercial	29,049	29,049	13,987	—	—	15,062	107.7
Residential real estate	9,072	9,631	10,614	(559)	(5.8)	(1,542)	(14.5)
Home equity	1,695	1,757	1,507	(62)	(3.5)	188	12.5
Other consumer	—	3	—	(3)	(100.0)	—	—
Total consumer	1,695	1,760	1,507	(65)	(3.7)	188	12.5
Total nonaccrual loans	39,816	40,440	26,108	(624)	(1.5)	13,708	52.5
Other real estate owned	—	—	—	—	—	—	—
Total nonperforming assets	$39,816	$40,440	$26,108	($624)	(1.5%)	$13,708	52.5%

Past Due Loans (30 days or more past due):
Commercial real estate	$28,923	$6,574	$—	$22,349	340.0%	$28,923	100.0%
Commercial & industrial	464	470	1,799	(6)	(1.3)	(1,335)	(74.2)
Total commercial	29,387	7,044	1,799	22,343	317.2	27,588	1,533.5
Residential real estate	9,908	6,627	9,772	3,281	49.5	136	1.4
Home equity	2,086	2,746	2,430	(660)	(24.0)	(344)	(14.2)
Other consumer	27	31	34	(4)	(12.9)	(7)	(20.6)
Total consumer	2,113	2,777	2,464	(664)	(23.9)	(351)	(14.2)
Total past due loans	$41,408	$16,448	$14,035	$24,960	151.8%	$27,373	195.0%

Accruing loans 90 days or more past due	$—	$—	$—	$—	—%	$—	—%
Nonaccrual loans included in past due loans	$36,152	$12,297	$8,186	$23,855	194.0%	$27,966	341.6%

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)
	For the Three Months Ended
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025
Nonaccrual Loan Activity:
Balance at beginning of period	$40,440	$12,923	$21,626
Additions to nonaccrual status	2,457	29,064	10,454
Loans returned to accruing status	(2,318)	(69)	(1,493)
Loans charged-off	(78)	(84)	(667)
Loans transferred to other real estate owned	—	—	—
Payments, payoffs, and other changes	(685)	(1,394)	(3,812)
Balance at end of period	$39,816	$40,440	$26,108

Allowance for Credit Losses on Loans:
Balance at beginning of period	$41,126	$37,236	$41,056
Provision for credit losses on loans (1)	1,500	3,900	650
Charge-offs	(78)	(84)	(667)
Recoveries	23	74	20
Balance at end of period	$42,571	$41,126	$41,059

Allowance for Credit Losses on Unfunded Commitments:
Balance at beginning of period	$1,240	$1,140	$1,240
Provision for credit losses on unfunded commitments (1)	100	100	(50)
Balance at end of period (2)	$1,340	$1,240	$1,190
(1)    Included in provision for credit losses in the Consolidated Statements of Income.
(2)     Included in other liabilities in the Consolidated Balance Sheets.

Washington Trust Bancorp, Inc. and Subsidiaries
CREDIT & ASSET QUALITY DATA
(Unaudited; Dollars in thousands)
				Q2 2026 vs. Q1 2026		Q2 2026 vs. Q2 2025
	Q2 2026	Q1 2026	Q2 2025	$	%	$	%
Provision for Credit Losses:
Provision for credit losses on loans	$1,500	$3,900	$650	($2,400)	(61.5%)	$850	130.8%
Provision for credit losses on unfunded commitments	100	100	(50)	—	—	150	300.0
Provision for credit losses	$1,600	$4,000	$600	($2,400)	(60.0%)	$1,000	166.7%

Net Loan Charge-Offs (Recoveries):
Commercial real estate	$—	$—	$274	$—	—%	($274)	(100.0%)
Commercial & industrial	—	(42)	307	42	100.0	(307)	(100.0)
Total commercial	—	(42)	581	42	100.0	(581)	(100.0)
Residential real estate	—	(1)	—	1	100.0	—	—
Home equity	—	(1)	(1)	1	100.0	1	100.0
Other consumer	55	54	67	1	1.9	(12)	(17.9)
Total consumer	55	53	66	2	3.8	(11)	(16.7)
Total	$55	$10	$647	$45	450.0%	($592)	(91.5%)

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (FTE Basis)
(Unaudited; Dollars in thousands)

The following tables present daily average balance, interest, and yield/rate information, as well as net interest margin on an FTE basis. Tax-exempt income is converted to an FTE basis using the statutory federal income tax rate. Unrealized gains (losses) on available for sale securities, changes in fair value on mortgage loans held for sale, and basis adjustments associated with fair value hedges are excluded from the average balance and yield calculations. Nonaccrual loans are included in amounts presented for loans. Interest income attributable to nonaccrual loans is included in accordance with accounting policy as disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

For the Three Months Ended	Jun 30, 2026			Mar 31, 2026			Change
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Assets:
Cash, federal funds sold, and short-term investments	$111,434	$998	3.59%	$101,091	$909	3.65%	$10,343	$89	(0.06%)
Mortgage loans held for sale	31,413	478	6.10	24,760	375	6.14	6,653	103	(0.04)
Taxable debt securities	996,894	8,468	3.41	1,022,612	8,768	3.48	(25,718)	(300)	(0.07)
Nontaxable debt securities	650	8	4.94	650	8	4.99	—	—	(0.05)
Total securities	997,544	8,476	3.41	1,023,262	8,776	3.48	(25,718)	(300)	(0.07)
FHLB stock	25,557	506	7.94	30,566	585	7.76	(5,009)	(79)	0.18
Commercial real estate	2,049,760	28,593	5.60	2,148,792	28,718	5.42	(99,032)	(125)	0.18
Commercial & industrial	592,347	8,346	5.65	571,498	7,921	5.62	20,849	425	0.03
Total commercial	2,642,107	36,939	5.61	2,720,290	36,639	5.46	(78,183)	300	0.15
Residential real estate	2,027,688	22,698	4.49	2,035,597	22,723	4.53	(7,909)	(25)	(0.04)
Home equity	322,709	5,052	6.28	316,660	4,931	6.32	6,049	121	(0.04)
Other	15,760	208	5.29	16,589	215	5.26	(829)	(7)	0.03
Total consumer	338,469	5,260	6.23	333,249	5,146	6.26	5,220	114	(0.03)
Total loans	5,008,264	64,897	5.20	5,089,136	64,508	5.14	(80,872)	389	0.06
Total interest-earning assets	6,174,212	75,355	4.90	6,268,815	75,153	4.86	(94,603)	202	0.04
Noninterest-earning assets	289,814			297,871			(8,057)
Total assets	$6,464,026			$6,566,686			($102,660)
Liabilities and Shareholders' Equity:
Interest-bearing demand deposits (in-market)	$730,215	$5,751	3.16%	$748,233	$5,889	3.19%	($18,018)	($138)	(0.03%)
NOW accounts	685,098	265	0.16	676,240	259	0.16	8,858	6	—
Money market accounts	1,196,679	8,429	2.83	1,162,609	7,788	2.72	34,070	641	0.11
Savings accounts	833,804	3,656	1.76	810,040	3,418	1.71	23,764	238	0.05
Time deposits (in-market)	1,143,511	9,466	3.32	1,190,414	10,016	3.41	(46,903)	(550)	(0.09)
Interest-bearing in-market deposits	4,589,307	27,567	2.41	4,587,536	27,370	2.42	1,771	197	(0.01)
Wholesale brokered time deposits	—	—	—	—	—	—	—	—	—
Total interest-bearing deposits	4,589,307	27,567	2.41	4,587,536	27,370	2.42	1,771	197	(0.01)
FHLB advances	536,879	5,491	4.10	660,667	6,777	4.16	(123,788)	(1,286)	(0.06)
Junior subordinated debentures	22,681	308	5.45	22,681	310	5.54	—	(2)	(0.09)
Total interest-bearing liabilities	5,148,867	33,366	2.60	5,270,884	34,457	2.65	(122,017)	(1,091)	(0.05)
Noninterest-bearing demand deposits	621,882			604,302			17,580
Other liabilities	141,165			138,126			3,039
Shareholders' equity	552,112			553,374			(1,262)
Total liabilities and shareholders' equity	$6,464,026			$6,566,686			($102,660)
Net interest income (FTE)		$41,989			$40,696			$1,293
Interest rate spread			2.30%			2.21%			0.09%
Net interest margin			2.73%			2.63%			0.10%

Interest income amounts presented in the preceding table include the following adjustments for taxable equivalency:

For the Three Months Ended	Jun 30, 2026	Mar 31, 2026	Change
Commercial loans	$180	$168	$12
Nontaxable debt securities	—	1	(1)
Total	$180	$169	$11

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (FTE Basis)
(Unaudited; Dollars in thousands)
For the Six Months Ended	Jun 30, 2026			Jun 30, 2025			Change
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Assets:
Cash, federal funds sold and short-term investments	$106,290	$1,907	3.62%	$138,950	$3,022	4.39%	($32,660)	($1,115)	(0.77%)
Mortgage loans for sale	28,105	853	6.12	66,145	1,400	4.27	(38,040)	(547)	1.85
Taxable debt securities	1,009,682	17,236	3.44	1,055,109	18,057	3.45	(45,427)	(821)	(0.01)
Nontaxable debt securities	650	17	5.27	650	16	4.96	—	1	0.31
Total securities	1,010,332	17,253	3.44	1,055,759	18,073	3.45	(45,427)	(820)	(0.01)
FHLB stock	28,048	1,091	7.84	42,482	1,814	8.61	(14,434)	(723)	(0.77)
Commercial real estate	2,099,003	57,311	5.51	2,150,209	61,579	5.78	(51,206)	(4,268)	(0.27)
Commercial & industrial	581,981	16,267	5.64	544,352	15,841	5.87	37,629	426	(0.23)
Total commercial	2,680,984	73,578	5.53	2,694,561	77,420	5.79	(13,577)	(3,842)	(0.26)
Residential real estate	2,031,620	45,421	4.51	2,108,429	46,350	4.43	(76,809)	(929)	0.08
Home equity	319,702	9,984	6.30	297,695	10,229	6.93	22,007	(245)	(0.63)
Other	16,171	422	5.26	17,174	423	4.97	(1,003)	(1)	0.29
Total consumer	335,873	10,406	6.25	314,869	10,652	6.82	21,004	(246)	(0.57)
Total loans	5,048,477	129,405	5.17	5,117,859	134,422	5.30	(69,382)	(5,017)	(0.13)
Total interest-earning assets	6,221,252	150,509	4.88	6,421,195	158,731	4.98	(199,943)	(8,222)	(0.10)
Noninterest-earning assets	293,820			282,682			11,138
Total assets	$6,515,072			$6,703,877			($188,805)
Liabilities and Shareholders' Equity:
Interest-bearing demand deposits (in-market)	$739,174	$11,640	3.18%	$646,489	$12,126	3.78%	$92,685	($486)	(0.60%)
NOW accounts	680,693	524	0.16	674,985	685	0.20	5,708	(161)	(0.04)
Money market accounts	1,179,738	16,217	2.77	1,207,072	19,806	3.31	(27,334)	(3,589)	(0.54)
Savings accounts	821,989	7,074	1.74	614,573	4,932	1.62	207,416	2,142	0.12
Time deposits (in-market)	1,166,833	19,482	3.37	1,209,927	22,611	3.77	(43,094)	(3,129)	(0.40)
Interest-bearing in-market deposits	4,588,427	54,937	2.41	4,353,046	60,160	2.79	235,381	(5,223)	(0.38)
Wholesale brokered time deposits	—	—	—	97,939	2,452	5.05	(97,939)	(2,452)	(5.05)
Total interest-bearing deposits	4,588,427	54,937	2.41	4,450,985	62,612	2.84	137,442	(7,675)	(0.43)
FHLB advances	598,431	12,268	4.13	946,906	21,397	4.56	(348,475)	(9,129)	(0.43)
Junior subordinated debentures	22,681	618	5.49	22,681	693	6.16	—	(75)	(0.67)
Total interest-bearing liabilities	5,209,539	67,823	2.63	5,420,572	84,702	3.15	(211,033)	(16,879)	(0.52)
Noninterest-bearing demand deposits	613,141			618,373			(5,232)
Other liabilities	139,652			146,524			(6,872)
Shareholders' equity	552,740			518,408			34,332
Total liabilities and shareholders' equity	$6,515,072			$6,703,877			($188,805)
Net interest income (FTE)		$82,686			$74,029			$8,657
Interest rate spread			2.25%			1.83%			0.42%
Net interest margin			2.68%			2.32%			0.36%

Interest income amounts presented in the preceding table include the following adjustments for taxable equivalency:

For the Six Months Ended	Jun 30, 2026	Jun 30, 2025	Change
Commercial loans	$348	$425	($77)
Nontaxable debt securities	2	1	1
Total	$350	$426	($76)

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures
(Unaudited; Dollars in thousands, except per share amounts)

The following table presents adjusted noninterest income, adjusted noninterest expense, adjusted income before income taxes, adjusted income tax expense, and adjusted net income, adjusted diluted earnings per common share, and adjusted efficiency ratio:

For the Six Months Ended Jun 30,	2026	2025	Change
Adjusted Noninterest Income:
Noninterest income, as reported	$35,965	$39,721	($3,756)	(9.5%)
Less adjustments:
Gain on sale of bank-owned properties, net	—	6,994	(6,994)	(100.0)
Adjusted noninterest income (non-GAAP)	$35,965	$32,727	$3,238	9.9%

Adjusted Noninterest Expense:
Noninterest expense, as reported	$76,362	$78,726	($2,364)	(3.0%)
Less adjustments:
Pension plan settlement charge	—	6,436	(6,436)	(100.0)
Adjusted noninterest expense (non-GAAP)	$76,362	$72,290	$4,072	5.6%

Adjusted Income Before Income Taxes:
Income before income taxes	$36,331	$32,802	$3,529	10.8%
Less: total adjustments, pre-tax	—	558	(558)	(100.0)
Adjusted income before income taxes (non-GAAP)	$36,331	$32,244	$4,087	12.7%

Adjusted Income Tax Expense:
Income tax expense, as reported	$7,750	$7,378	$372	5.0%
Less: tax on total adjustments	—	141	(141)	(100.0)
Adjusted income tax expense (non-GAAP)	$7,750	$7,237	$513	7.1%

Adjusted Net Income:
Net income, as reported	$28,581	$25,424	$3,157	12.4%
Less: total adjustments, after-tax	—	417	(417)	(100.0)
Adjusted net income (non-GAAP)	$28,581	$25,007	$3,574	14.3%

Adjusted Diluted Earnings per Common Share:
Diluted earnings (loss) per common share, as reported (1)	$1.49	$1.31	$0.18	13.7%
Less: impact of total adjustments	—	0.02	(0.02)	(100.0)
Adjusted diluted earnings per common share (non-GAAP) (2)	$1.49	$1.29	$0.20	15.5%

Adjusted Efficiency Ratio:
Efficiency ratio, as reported (3)	64.6%	69.5%	(490) bps
Less: impact of total adjustments	—	1.5	(150) bps
Adjusted efficiency ratio (non-GAAP) (4)	64.6%	68.0%	(340) bps
(1)Net income divided by weighted average diluted common and potential shares outstanding.
(2)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by weighted average diluted common and potential shares outstanding.
(3)Total noninterest expense as percentage of total revenues (net interest income and noninterest income).
(4)Total noninterest expense as percentage of total revenues (net interest income and noninterest income), each adjusted for the pre-tax impact of adjustments as outlined in the table above.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands)

The following tables present return on average tangible assets and adjusted return on average assets:

	Q2 2026	Q1 2026	Q2 2025	Q2 2026 vs. Q1 2026		Q2 2026 vs. Q2 2025
Return on Average Tangible Assets:
Net income, as reported	$15,981	$12,600	$13,245	$3,381	26.8%	$2,736	20.7%

Total average assets, as reported	$6,464,026	$6,566,686	$6,643,370	($102,660)	(1.6%)	($179,344)	(2.7%)
Less average balances of:
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	4,068	4,224	2,577	(156)	(3.7)	1,491	57.9
Total average tangible assets	$6,396,049	$6,498,553	$6,576,884	($102,504)	(1.6%)	($180,835)	(2.7%)

Return on average assets (1)	0.99%	0.78%	0.80%	21 bps		19 bps
Return on average tangible assets (non-GAAP) (2)	1.00%	0.79%	0.81%	21 bps		19 bps

For the Six Months Ended Jun 30,	2026	2025	Change
Adjusted Return on Average Assets:
Net income, as reported	$28,581	$25,424	$3,157	12.4%
Less: total adjustments, after-tax	—	417	(417)	(100.0)
Adjusted net income (non-GAAP)	$28,581	$25,007	$3,574	14.3%

Total average assets, as reported	$6,515,072	$6,703,877	($188,805)	(2.8%)

Return on average assets (1)	0.88%	0.76%	12 bps
Adjusted return on average assets (non-GAAP) (3)	0.88%	0.75%	13 bps

Return on Average Tangible Assets:
Adjusted net income (non-GAAP)	$28,581	$25,007	$3,574	14.3%

Total average assets, as reported	$6,515,072	$6,703,877	($188,805)	(2.8%)
Less average balances of:
Goodwill	63,909	63,909	—	—
Identifiable intangible assets, net	4,145	2,679	1,466	54.7
Total average tangible assets	$6,447,018	$6,637,289	($190,271)	(2.9%)

Return on average assets (1)	0.88%	0.76%	12 bps
Return on average tangible assets (non-GAAP) (4)	0.89%	0.76%	13 bps

(1)Net income divided by total average assets.
(2)Net income divided by total average tangible assets.
(3)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average assets.
(4)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average tangible assets.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands)

The following tables present return on average tangible equity and adjusted return on average equity:

	Q2 2026	Q1 2026	Q2 2025	Q2 2026 vs. Q1 2026		Q2 2026 vs. Q2 2025
Return on Average Tangible Equity:
Net income, as reported	$15,981	$12,600	$13,245	$3,381	26.8%	$2,736	20.7%

Total average equity, as reported	$552,112	$553,374	$523,709	($1,262)	(0.2%)	$28,403	5.4%
Less average balances of:
Goodwill	63,909	63,909	63,909	—	—	—	—
Identifiable intangible assets, net	4,068	4,224	2,577	(156)	(3.7)	1,491	57.9
Total average tangible equity (non-GAAP)	$484,135	$485,241	$457,223	($1,106)	(0.2%)	$26,912	5.9%

Return on average equity (1)	11.61%	9.23%	10.14%	238 bps		147 bps
Return on average tangible equity (non-GAAP) (2)	13.24%	10.53%	11.62%	271 bps		162 bps

For the Six Months Ended Jun 30,	2026	2025	Change
Adjusted Return on Average Equity:
Net income, as reported	$28,581	$25,424	$3,157	12.4%
Less: total adjustments, after-tax	—	417	(417)	(100.0)
Adjusted net income (non-GAAP)	$28,581	$25,007	$3,574	14.3

Total average equity, as reported	$552,740	$518,408	$34,332	6.6

Return on average equity (1)	10.43%	9.89%	54 bps
Adjusted return on average equity (non-GAAP) (3)	10.43%	9.73%	70 bps

Return on Average Tangible Equity:
Adjusted net income (non-GAAP)	$28,581	$25,007	$3,574	14.3%

Total average equity, as reported	$552,740	$518,408	$34,332	6.6
Less average balances of:
Goodwill	63,909	63,909	—	—
Identifiable intangible assets, net	4,145	2,679	1,466	54.7
Total average tangible equity (non-GAAP)	$484,686	$451,820	$32,866	7.3

Return on average equity (1)	10.43%	9.89%	54 bps
Return on average tangible equity (non-GAAP) (4)	11.89%	11.16%	73 bps
(1)Net income divided by total average equity.
(2)Net income divided by total average tangible equity.
(3)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average equity.
(4)Net income, adjusted for the after-tax impact of adjustments as outlined in the table above, divided by total average tangible equity.

Washington Trust Bancorp, Inc. and Subsidiaries
SUPPLEMENTAL INFORMATION - Calculation of Non-GAAP Financial Measures (continued)
(Unaudited; Dollars in thousands, except per share amounts)

The following table presents tangible book value per share and the ratio of tangible equity to tangible assets:

	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026 vs. Mar 31, 2026		Jun 30, 2026 vs. Jun 30, 2025
Tangible Book Value per Share:
Total shareholders' equity, as reported	$553,523	$546,773	$527,519	$6,750	1.2%	$26,004	4.9%
Less end of period balances of:
Goodwill	63,909	63,909	63,909	—	—%	—	—%
Identifiable intangible assets, net	3,992	4,148	2,478	(156)	(3.8)%	1,514	61.1%
Total tangible shareholders' equity (non-GAAP)	$485,622	$478,716	$461,132	$6,906	1.4%	$24,490	5.3%

Shares outstanding, as reported	19,071	19,041	19,283	30	0.2%	(212)	(1.1%)

Book value per share	$29.02	$28.72	$27.36	$0.30	1.0%	$1.66	6.1%
Tangible book value per share (non-GAAP)	$25.46	$25.14	$23.91	$0.32	1.3%	$1.55	6.5%

Tangible Equity to Tangible Assets:
Total tangible shareholders' equity	$485,622	$478,716	$461,132	$6,906	1.4%	$24,490	5.3%

Total assets, as reported	$6,547,904	$6,459,196	$6,745,167	$88,708	1.4%	($197,263)	(2.9%)
Less end of period balances of:
Goodwill	63,909	63,909	63,909	—	—%	—	—%
Identifiable intangible assets, net	3,992	4,148	2,478	(156)	(3.8%)	1,514	61.1%
Total tangible assets (non-GAAP)	$6,480,003	$6,391,139	$6,678,780	$88,864	1.4%	($198,777)	(3.0%)

Equity to assets	8.45%	8.47%	7.82%	(2) bps		63 bps
Tangible equity to tangible assets (non-GAAP)	7.49%	7.49%	6.90%	0 bps		59 bps